EXHIBIT 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sign Media Systems, Inc. (the “Company”) on Form 10-QSB for the quarter ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio F. Uccello, III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            1.         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 29, 2006

/s/ Antonio F. Uccello, III
Antonio F. Uccello, III
Chief Financial Officer